Spin-Off Roadshow October 2007

Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: coal and power market conditions; the outcome of commercial negotiations involving sales contracts or other transactions; our dependence on Peabody Energy in the near future; geologic, equipment and operational risks associated with mining; supplier performance and the availability and cost of key equipment and commodities; our ability to recover coal reserves; labor availability and relations; availability and costs of transportation; legislative and regulatory developments; weather patterns affecting energy demand; availability and costs of competing energy resources; and other risks detailed in the company's filings with the Securities and Exchange Commission. The use of "Patriot," "the company," and "our" relate to Patriot, its subsidiaries and majority-owned affiliates. Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. Forward-looking statements speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any forward-looking or other statements, whether as a result of new information, future events, or otherwise. EBITDA or Adjusted EBITDA is defined as net income(loss) before deducting net interest expense, income taxes, minority interests, asset retirement obligation expense, depletion, depreciation & amortization, and cumulative effect of accounting changes. EBITDA and Adjusted EBITDA are not recognized terms under U.S. generally accepted accounting principles ("GAAP") and do not purport to be alternatives to operating income, net income or cash flows from operating activities as determined in accordance with GAAP as a measure of profitability or liquidity. Because EBITDA and Adjusted EBITDA are not calculated identically by all companies, our calculations may not be comparable to similarly titled measures of other companies. For a reconciliation of Adjusted EBITDA, a non- GAAP measure, to net income(loss), the most comparable GAAP measure, please see patriotcoal.com and the company's documents filed with the SEC. Statement on Forward-Looking Information

Description Dividend of Patriot Shares to Peabody Energy (BTU) Stockholders Listing NYSE: PCX Dividend Ratio 1 : 10 Estimated PCX Shares Outstanding (Post-Distribution) 26.5 Million Shares Distribution Timeline Record Date October 22 Distribution Date October 31 PCX Offering Summary

Right Team Successful management & operating team Experienced Board of Directors Right Assets Large & attractively located reserve base Leading U.S. producer of high-quality metallurgical coal Diversified product line, customer base & transportation capabilities Right Time Strong fundamentals in all key markets Significant unpriced coal portfolio Fragmented CAPP market creates M&A opportunities Right Plan Tightly managed operations with emphasis on safety, cost & revenue optimization Aggressive focus on financial performance & stockholder value Targeted organic & acquisition growth strategy Investment Highlights

Right Team

Successful Management Team

PATRIOT COAL

Key members of management have strong credentials

Name	Title	Coal/Business Experience	Experience
Richard M. Whiting	President & CEO	31/31	▪ Executive VP & Chief Marketing Officer (2002–07) ▪ President & COO (1998–02) ▪ Prior operations, marketing & engineering positions with Peabody
Mark N. Schroeder	SVP & CFO	7/27	▪ President, Peabody China (2006–07), VP – Materials Management (2004–06), VP – Business Development (2002–04), VP & Controller (2000–02) ▪ Prior CFO positions with Behlmann Automotive Group, Franklin Equity Leasing & financial positions with McDonnell Douglas and Ernst & Young
Jiri Nemec	SVP & COO	29/29	▪ Group VP, Peabody U.S. Eastern Operations (2005–07), Group Executive – Appalachian Operations (2001–05) ▪ Prior operations & engineering positions with Peabody & U.S. Steel
Michael V. Altrudo	SVP & Chief Marketing Officer	27/33	▪ Marketing Advisor, COALTRADE International (2005–07), President, Peabody COALTRADE International (2004–05) ▪ Prior sales & marketing positions with Zeigler, Drummond, Nerco & Derby Coal
Joseph W. Bean	SVP – General Counsel & Secretary	6/20	▪ VP & Associate General Counsel (2005–07), Senior Counsel (2001–05) ▪ Prior experience with Quaker Oats, Pet, and law firms Mayer, Brown & Platt and Thompson & Mitchell
Charles A. Ebetino, Jr.	SVP – Corporate Development	30/30	▪ Senior VP – Business & Resource Development (2006–07), Senior VP – Market Development for COALSALES (2003–06) ▪ 25 years with American Electric Power, including President & COO of coal mining subsidiaries and SVP – Fuel Supply
Sara E. Wade	SVP – Human Resources	12/15	▪ VP – Compensation & Employee Services (2006–07), Director of Compensation & Employee Relations (2004–06) ▪ Prior experience with KPMG

5 Right Team, Right Assets, Right Time, Right Plan

* Independent Director Name Title Experience Irl F. Engelhardt Chairman Former Chairman & CEO of Peabody Energy Former CEO of The Energy Group Chairman of The Federal Reserve Bank of St. Louis Director of Valero Energy & Williams Companies J. Joe Adorjan* Director Former Vice Chairman of Emerson Electric Former CEO of ESCO Electronics Former CEO of Borg-Warner Security Director of Rexel Bobby R. Brown* Director Former Chairman & CEO of CONSOL Former Director of Peabody Energy Former Senior Vice President, Conoco Director of Remington Arms Company John E. Lushefski* Director Former CFO of Millenium Chemicals Former CFO of Hanson Industries Former CFO of Peabody Michael M. Scharf* Director Senior VP & CFO of Bunge North America Director of Renewable Energy Group Former CFO of Peabody Robert O. Viets* Director Former CEO & Director of CILCORP Director of RLI Corp. Richard M. Whiting Director President & CEO of Patriot Coal Experienced Board of Directors

Right Assets

8 Business Units 5 Principal Reserve Areas Corporate Headquarters Operations Headquarters Reserve Areas CAPP 446 Million NAPP 82 Million ILB 741 Million Labels Series NAPP 4.5 CAPP 10.8 ILB 9 CAPP 10.8 Million NAPP 4.5 Million ILB 9.0 Million 2006 Tons Sold 24.3 Million Labels Series NAPP 82 CAPP 446 ILB 741 Significant production & reserve base in multiple coal basins Major Eastern U.S. Producer & Marketer Current Reserves 1.2 Billion Tons IL OH KY WV MO Corporate Headquarters Operations Headquarters Reserve Areas

Company Mines Contract Mines 2006 Sales (MM tons) 2006 Sales (MM tons) Reserves (MM tons) Reserves (MM tons) Product Product Transportation Northern Appalachia Northern Appalachia Federal 1 - 4.5 4.5 57 57 Steam Steam CSX/NS Central Appalachia Central Appalachia Big Mountain 1 2 2.0 2.0 34 34 Steam Steam CSX Central Appalachia Central Appalachia Kanawha Eagle JV 2 - 2.0 2.0 53 53 Steam/Met Steam/Met CSX/Barge Central Appalachia Central Appalachia Rocklick 1 4 3.6 3.6 21 21 Steam/Met Steam/Met CSX/NS Central Appalachia Central Appalachia Wells 1 5 3.2 3.2 49 49 Steam/Met Steam/Met CSX Illinois Basin Illinois Basin Bluegrass 2 - 4.0 4.0 41 41 Steam Steam Barge/Truck Illinois Basin Illinois Basin Dodge Hill 1 - 1.5 1.5 8 8 Steam Steam Barge/Truck Illinois Basin Illinois Basin Highland 1 - 3.5 3.5 88 88 Steam Steam Barge Current Operations Current Operations 24.3 351 351 Development Reserves Development Reserves 918 918 Total Reserves Total Reserves 1,269 1,269 Diversity of region, product, reserves, mines and transportation Balanced Operating Platform

Right Time

Coal is the Fastest-Growing Fuel in the World U.S. coal use projected to increase by 152 Mt over next 10 years New U.S. electricity generation through 2030 represents 527 Mt annual coal use Global coal use up 1.4 billion tons, or 30%, in the last 5 years Global coal use projected to increase another 1.5 billion tons over next 10 years New coal-to-gas (CTG) & coal-to- liquids (CTL) conversion projects forecast to create additional coal demand Patriot is positioned to participate in new demand growth U.S. Electricity Generation Growth Through 2030 Billions of Kilowatt-Hours 2006 - 2030 CAGR (%) 2006 - 2030 CAGR (%) Coal 2.2 Natural Gas 0.6 Nuclear 0.5 Renewables 1.3 Petroleum 2.2 Source: US Dept of Energy, Energy Information Admin, Annual Energy Outlook 2007, International Energy Outlook 2007 & World Energy Outlook 2006 Coal 1300 Natural Gas 150 Nuclear 125 Renew- ables 135 Petroleum 100

Coal-fueled plants East of Mississippi River represent: 71% of U.S. coal plant capacity 63% of 2006 coal use at 646 Mt Planned new coal-fueled scrubbed generation is projected at 92 Mt 2006 Tons Sold by Quality Patriot is a reliable, customer-oriented supplier in a large market Labels Series Met 5.5 High Sulfur 13.5 Low Sulfur 5.3 High Sulfur Steam 56% Metallurgical 23% Low Sulfur Steam 21% ILB NAPP Plant Scrubber Status Scrubbed 222 Planned 102 Unscrubbed 322 Location of Coal-Fueled Generating Plants Positioned to Serve Majority of U.S. Power Plants Source: Platts, EIA, Public Filings, Patriot Estimates MTPY

NYMEX ILB NAPP Historical & Forward Steam Prices by Region Pricing Momentum in Patriot's Key Markets ($/Ton) Percentage of Steam Tons Unpriced 2008 2009 2010 Patriot's unpriced coal position provides significant upside at forward prices 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Source: Platts, Evolution & United Energy Brokers As of 8/1/07 Supply Geology Permitting Safety Regs Synfuel Credits Demand Exports Natural Gas Economy Inventories Current Market Factors

Attractive Metallurgical Market Position Top 5 U.S. met coal supplier Patriot focuses on met customers in North America, Europe & Brazil who use our premium product to enhance their blends +20% of CAPP high-volatile met supply +10 year reserve life at 3 largest met mines Large-scale, flexible preparation facilities with ISO 9000 certification Market participant since 1984 with a reputation for reliability Patriot Met Shipments (Millions of Tons) Patriot serves high-margin U.S. & global steel markets Primary Market Regions Line 2000 1.5 2.2 3.7 2001 1.7 1.9 3.6 2002 1.5 1.7 3.2 6/25/1905 2.7 1.9 4.6 2004 3.1 2 5.1 2005 3.1 2 5.1 2006 3.9 1.7 5.6 Export Domestic

Historical & Forward Met and Freight Prices Significant Leverage to Met Coal Prices ($/Ton) Percentage of Tons Unpriced 2008 2009 2010 Strong global supply/demand factors suggest higher prices for Patriot's products 2002 2003 2004 2005 2006 2007 2008 Australian hard-coking coal benchmark price Australian freight to Europe As of 8/1/07 Source: Clarkson's, Macquarie Bank, & Baltic Exchange Met 2008 79 2009 89 2010 100

Right Plan

Patriot will tightly manage its operations with emphasis on safety, cost & revenue optimization SUPERIOR OPERATING RESULTS SAFETY & TRAINING MAXIMIZE REVENUE & MARGINS "Mine it Right" "Sell it Right" Core Operating Strategies SUSTAIN- ABILITY ENGINEERING & PLANNING MINING PROCESSES CAPITAL DEPLOYMENT CUSTOMERS TRANSPOR- TATION SERVICE SOURCES CONTRACTS

Business Unit Action Wells Relocated production unit from steam mine to add 200,000 tpy of high-margin met capacity Rocklick - Steam By-passed prep plant with raw surface-mined coal to improve cost & profit margin Rocklick - Met Revised mine plan to change equipment configuration for remaining reserves, improve reliability & increase profit Various Mines Adjusted production levels to balance inventories, cost & near-term demand As a stand-alone entity, Patriot is focused on financial performance Near-Term Operational Repositioning Since July 1, Patriot's management team has made these changes

Mine Business Unit Status Annual Production Black Oak Rocklick Ramping up production 1.5 Mt Met Carrow Fork Kanawha Eagle JV Permitting & final engineering 1.2 Mt Steam Huff Creek Surface Rocklick Exploration, drilling & preliminary engineering 1.2 Mt Steam Black Walnut 1 & 2, Sugar Maple & Winifrede 16 Rocklick 4 sites permitted, in stand-by mode 1.4 Mt Steam Leverage reserve base, existing infrastructure & surface mining opportunities Organic Growth Strategy A new long-term capital deployment program has been developed to optimize the combination of product, market demand & cost structure

Experienced team with innovative & constructive approach to M&A Solid relationships with fragmented group of operators & landholders Breadth of reserves creates synergies with contiguous properties Balance sheet flexibility & debt capacity to pursue attractive deals CAPP Production Profile Next Five Producers All Other Producers 85mt 36 37mt 16 114mt 48 Total CAPP 236 Million Tons Sold In 2006 37 Mt 16% 114 Mt 48% 85 Mt 36% 10.8 Million Tons Sold 16 Mines 605 mines 74 120 mines 15 86 mines 11 Total CAPP 811 Mines 605 Mines 74% 120 Mines 15% 86 Mines 11% Patriot is committed to growth through synergistic, accretive acquisitions Acquisition Strategy Source: Platts

Financial Overview

Solid financial position Stable annual production with top-line growth Strong unleveraged balance sheet Solid sales backlog, with market upside Good balance of forward commitments & leverage to forward prices Multiple contributing business units Attractive steam/metallurgical mix Consistent capital spending in recent years Over $400 million capital spending 2002-2006 We are committed to growing the value of Patriot, while maintaining a strong balance sheet Strong Financial Position

Financial Data Adjusted EBITDA EBITDA 2004 35.216 2005 124.611 2006 126.769 PF 2006 222.673 1H 2007 35.123 PF 1H 2007 85.504 ($ and Tons in Millions) Revenue 2004 816.424 2005 978.277 2006 1147.919 1H 2007 525.884 Tons Sold 2004 24.6 2005 23.8 2006 24.3 1H 2007 11.1 Tons Sold Revenue Pro Forma adjustments primarily driven by: Peabody assumption of $614 million of Retiree Healthcare Liabilities $46.1 million and $31.1 million of reduced expenses for the 2006 & YTD June 2007 periods, respectively Patriot-Peabody market price contract adjustments $28.2 million and $12.2 million in increased EBITDA for the 2006 & YTD June 2007 periods, respectively

Pro Forma June 30, 2007 Cash & Cash Equivalents $58.9 Total Debt $20.7 Invested Capital 66.9 Total Capitalization $87.6 ($ in millions) Unleveraged Balance Sheet Balance sheet flexibility and debt capacity to pursue deals, given attractive committed credit facility

$500 million credit facility 5-year term Expected pricing - LIBOR + 175 bps Secured by liens on substantially all Patriot assets Customary financial covenants Anticipated Letter of Credit requirements of $275 million Committed credit facility provides firepower for liquidity needs and growth opportunities Credit Facility Overview

Steam Met 2008 10 79 2009 38 89 2010 59 100 Price Opportunity Percentage of Tons Unpriced Favorable future pricing environment A 5% coal price improvement represents $15 million incremental EBITDA in 2008 Peabody coal supply Contract I Shipments of ~ 3.0 million tons through 2012 Peabody coal supply Contract II Shipments of 3.5 million tons through 2011 2008 2009 2010 As of 8/1/07

Investment Highlights Right Team Successful management & operating team Experienced Board of Directors Right Assets Large & attractively located reserve base Leading U.S. producer of high-quality metallurgical coal Diversified product line, customer base & transportation capabilities Right Time Strong fundamentals in all key markets Significant unpriced coal portfolio Fragmented CAPP market creates M&A opportunities Right Plan Tightly managed operations with emphasis on safety, cost & revenue optimization Aggressive focus on financial performance & stockholder value Targeted organic & acquisition growth strategy

Annex A

Historical 2004 Historical 2005 Historical 2006 Pro Forma 2006 Historical June 30, 2007 Pro Forma June 30, 2007 Adjusted EBITDA $35.2 $124.6 $126.8 $222.7 $35.1 $85.5 Depreciation, Depletion & Amortization 62.6 66.0 86.5 86.5 40.9 40.9 Asset Retirement Obligation Expense 27.2 15.6 24.3 24.3 9.3 9.3 Interest Expense 12.7 9.8 11.4 11.5 4.8 5.4 Interest Income (0.9) (1.6) (1.4) (1.4) (4.8) (4.8) Income Tax Provision - - 8.3 33.2 - 17.4 Minority Interest 0.3 - 11.2 11.2 2.7 2.7 Net Income (Loss) $(66.7) $34.8 $(13.5) $57.4 $(17.8) $14.6 Reconciliation of Adjusted EBITDA to Net Income ($ in Millions)